FOR IMMEDIATE RELEASE

CONTACTS:  James G. Rakes, Chairman, President & CEO  (540) 951-6236
           J. Robert Buchanan, Treasurer  (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                        ANNOUNCES THIRD QUARTER EARNINGS


BLACKSBURG, VA, OCTOBER 15, 2004: National Bankshares, Inc. (NASDAQ SmallCap
Market: NKSH) today reported net income of nearly $3.22 million, or basic net income per share of $0.91 for the third quarter ended September 30. Year-to-date net income is $9.11 million, an increase of 9.19% over the same period in 2004. Total assets at the end of the third quarter were $782.61 million, up by 11.87% over last September 30. A significant percentage of asset growth is attributable to purchases completed by the Company in the first half of the year.

        National Bankshares' Chairman, President & CEO James G. Rakes commented, "Performance is good to this point in the year. Both net interest income and noninterest income totals have improved over 2003, and we continue to focus on controllable expense categories. In these unsettled economic times, we believe that the basics of conveniently delivering a wide range of financial products and services to our customers in a professional and friendly manner should help insure long-term success."

        National Bankshares, Inc. is the parent company of The National Bank, with headquarters in Blacksburg, Virginia, and of Bank of Tazewell County of Tazewell, Virginia. The two banks have 25 office locations throughout Southwest, Virginia. The Company also operates a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Financial Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market with the symbol "NKSH". Additional information is available at www.nationalbankshares.com.

                            (unaudited tables follow)


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National Bankshares, Inc. And Subsidiaries
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

(000's), except ratios and             Three months       Three months
percent data                              ending             ending                    Year-to-date     Year-to-date
                                       September 30,      September 30,                September 30,    September 30,
Selected Consolidated Data:                2004               2003        Change            2004            2003        Change
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
Interest income                            $10,841            $10,262      5.64%          $30,655            $31,134     -1.54%
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Interest expense                             2,904              2,840      2.25%            8,162              9,574    -14.75%
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Net interest income                          7,937              7,422      6.94%           22,493             21,560      4.33%
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Provision for loan losses                      293                435    -32.64%              885              1,277    -30.70%
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Noninterest income                           1,865              1,522     22.54%            5,285              4,395     20.25%
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Noninterest expense                          5,275              4,704     12.14%           15,010             13,840      8.45%
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Income taxes                                -1,019               (894)    13.98%           -2,772             -2,494     11.15%
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Net income                                  $3,215             $2,911     10.44%           $9,111             $8,344      9.19%
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Basic net income per share                   $0.91              $0.83      $0.08            $2.59              $2.38      $0.21
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Fully diluted net income per share             ---                ---        ---              ---                ---        ---
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Dividends per share                            ---                ---        ---              ---                ---        ---
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Dividend payout ratio                          ---                ---        ---              ---                ---        ---
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Book value per share                           ---                ---        ---           $24.81              22.56      $2.25
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Balance sheet at period-end:
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Loans, net                                     ---                ---        ---         $466,256           $407,027     14.55%
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Total securities                               ---                ---        ---          255,841            232,527     10.03%
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Total deposits                                 ---                ---        ---          690,291            617,770     11.74%
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Other borrowings                               ---                ---        ---            2,214                 92   2306.52%
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Stockholders' equity                           ---                ---        ---           87,270             79,268     10.09%
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Total Assets                                   ---                ---        ---          782,613            699,565     11.87%
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Daily averages:
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Loans,net                                 $465,806           $409,307     13.80%         $428,552           $405,903      5.58%
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Total securities                           256,727            228,794     12.21%          248,868            226,692      9.78%
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Total deposits                             697,119            616,574     13.06%          654,814            615,958      6.31%
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Other borrowings                             1,086                181    500.00%              468                195    140.00%
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Stockholders' equity                        83,919             78,143      7.39%           83,372             76,648      8.77%
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Interest-earning assets                    736,198            665,040     10.70%          701,684            659,963      6.32%
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Interest-bearing liabilities               603,017            532,100     13.33%          565,674            537,631      5.22%
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Total Assets                               786,220            697,216     12.77%          741,743            695,291      6.68%
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Financial ratios: Note (1)
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Return on average assets                     1.63%              1.66%      -0.03            1.64%              1.60%       0.04
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Return on average equity                    15.24%             14.78%       0.46           14.60%             14.55%       0.05
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Net interest margin                          4.70%              4.86%        ---            4.73%              4.83%      -0.10
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Efficiency ratio                               ---                ---        ---           50.01%             49.04%       0.97
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Average equity to average assets            10.67%             11.21%      -0.53           11.24%             11.02%       0.22
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 Note (1)  Ratio change measured in bp


Allowance for loan losses:
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Beginning balance                           $5,886             $5,493      7.15%           $5,369             $5,092      5.44%
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Provision for losses                           293                435    -32.64%              885              1,277    -30.70%
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Charge-offs                                   -411               -457    -10.07%           -1,091             -1,059      3.02%
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Recoveries                                      67                 31    116.13%              174                192     -9.38%
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Acquisition of C.N.B.                            0                ---    100.00%              498                ---    100.00%
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Ending balance                              $5,835             $5,502      6.05%           $5,835             $5,502      6.05%
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Nonperforming assets:
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Nonaccrual loans                               ---                ---        ---             $478               $190    151.58%
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Restructured loans                             ---                ---        ---              ---                ---        ---
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Total nonperforming loans                      ---                ---        ---              478                190    151.58%
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Other real estate owned                        ---                ---        ---            1,010                940      7.45%
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Total nonperforming assets                     ---                ---        ---           $1,488             $1,130     31.68%
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Asset quality ratios: Note (2)
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Nonperforming loans to total loans             ---                ---        ---            0.10%              0.05%       0.06
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Allowance for loan losses to total loans       ---                ---        ---            1.24%              1.33%      -0.09
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Allowance for loan losses
  to nonperforming loans                       ---                ---        ---         1220.71%           2895.79%   -1675.08
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 Note (2)  Ratio change measured in bp
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